Exhibit 99.1





                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Paul J. Borden, as Principal Executive Officer of HomeFed Corporation (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying Form 10-Q/A report for the period ending September 30, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 22, 2003


                                                By: /s/ Paul J. Borden
                                                    ---------------------------
                                                    Paul J. Borden
                                                    Principal Executive Officer




A signed original of this written statement required by Section 906 has been provided to HomeFed Corporation and will be retained by HomeFed Corporation and furnished to the Securities and Exchange Commission or its staff upon request.